SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 13, 1995

                             HOMEOWNERS GROUP, INC.
                      ------------------------------------
                      (Exact name as specified in charter)

            DELAWARE                    0-17338                 65-0033743
            --------                    -------                 ----------
  (State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)           File Number)           Identification No.)

             6365 TAFT STREET, SUITE 2000, HOLLYWOOD, FLORIDA      33024
             ------------------------------------------------      -----
             (Address of principal executive offices)            (Zip code)

         Registrant's telephone number, including area code   (305) 983-0350


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ITEM 5.  OTHER EVENTS

In connection with the litigation against the Company and certain of its subsidiaries, brought by Acceleration National Insurance Company
("Acceleration") in December 1991, a jury in the Court of Common Pleas of Franklin County, Ohio, on December 13, 1995, rendered a verdict against Homeowners Marketing Service, Inc., a wholly-owned subsidiary of Homeowners Group, Inc. The verdict was in favor of Acceleration, in the amount of $5,156,022. The Company intends to pursue various post trial remedies, including an appeal of the verdict, and will explore other available alternatives.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HOMEOWNERS GROUP, INC.

   FEBRUARY 7, 1996                                  /s/ C. GREGORY MORRIS
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       (Date)                                        C. Gregory Morris
                                                     Chief Financial Officer